                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 23, 1998
                                                           -------------


                            Capital Automotive REIT
                            -----------------------
            (Exact name of registrant as specified in its charter)

Maryland                            000-23733                54-1870224
--------                            ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   file number)             Identification No.)


            1420 Springhill Road, Suite 525, McLean, Virginia 22102
            -------------------------------------------------------
                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (703) 288-3075


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 23, 1998 Capital Automotive REIT (the "Company") completed the acquisition of the following real property and improvements (collectively, the "Properties"):

LOCATION                   DATE       PROPERTY      LAND     BUILDING       LESSEE              TERM/
                         ACQUIRED       USE        SQUARE     SQUARE                           RENEWAL
                                                   FEET        FEET
                                                  (APPROX)   (APPROX)

500 East State Blvd,       6/17/98  Chevrolet       351,747     89,365  Kelley           15 years with five
 Fort Wayne, IN                     dealership                          Chevrolet,       5-year renewal
                                                                        Inc.             options

1313 South 13th St.        6/17/98  multiple        479,770     33,428  Courtesy         15 years with
Decatur, IN                         automobile                          Motors, Inc.     five
                                    dealerships                                          5-year renewal
                                                                                         options

2400 N. Heidelbach         6/17/98  Chevrolet       191,839     29,678  Northside        15 years with
Evansville, IN                      dealership                          Chevrolet,       five
                                                                        L.P..            5-year renewal
                                                                                         options

1818 Research Dr.          6/17/98  Auto Parts      239,580     67,000  Midwest          15 years with
Fort Wayne, IN                      Warehouse                           Auto Parts,      five
                                                                        Inc.             5-year renewal
                                                                                         options

5900 Peachtree             6/17/98  Buick           270,371     51,196  Kelley Buick     15 years with
Chamblee, GA                        dealership                          of Atlanta,      five
                                                                        Inc.             5-year renewal
                                                                                         options

11458 Alpharetta           7/23/98  Buick           388,996     60,568  Kelley Buick     15 years with
Roswell, GA                         dealership                          of Atlanta,      five
                                                                        Inc.             5-year renewal
                                                                                         options

5764 and 5784              6/17/98  Saturn           77,965     11,506  Kelley Saturn    15 years with five
Peachtree                           dealership                          of Atlanta,      5-year renewal
Chamblee, GA                                                            Inc.             options

2520 Pleasant Hill         6/17/98  Saturn          384,940     19,243  Kelley Saturn    15 years with five
Duluth, GA                          dealership                          of Atlanta,      5-year renewal
                                                                        Inc.             options

633 Avenue of Autos,       7/23/98  Pontiac/GMC     282,704     47,998  Tom Kelley       15 years with five
Fort Wayne, IN                      dealership                          Pontiac, Inc.    5-year renewal
                                                                                         options



811 and 818 Avenue of
Autos,                    7/23/98  Buick and       317,378     40,871  Tom Kelley       15 years with five
Fort Wayne, IN                      GMC Truck                           Buick GMC        5-year renewal
                                    dealerships                         Truck, Inc.      options

911 Avenue of Autos        6/17/98  Cadillac       129,765      20,189  Tom Kelley       15 years with five
Fort Wayne, IN                      dealership                          Cadillac, Inc.   5-year renewal
                                                                                         options

910 Avenue of Autos        6/17/98  Saturn           58,283     11,123  Saturn of        15 years with five
Fort Wayne, IN                      dealership                          Fort Wayne,      5-year renewal
                                                                        Inc.             options


The Properties were acquired from Thomas W. Kelley, James E. Kelley and Midwest Auto Realty Co. L.P. (together "Sellers") pursuant to a Real Property Purchase and Contribution Agreement, as amended, entered into on April 14, 1998. Affiliates of the Sellers have engaged and will continue to conduct motor vehicle retail and/or motor vehicle related businesses from these Properties.
In connection with these acquisitions, the Company entered into or assumed long-term leases for each Property pursuant to which the Company receives rent from affiliates of Sellers either directly or through a sublease arrangement.

     The acquisitions were effected through sale or contribution of the Properties to Capital Automotive L.P,. the Company's operating partnership subsidiary (the "Operating Partnership"). The transaction was completed in two stages. Nine of the properties were conveyed to the Company on June 17, 1998. The three remaining properties were conveyed on July 23, 1998. The aggregate consideration paid (including estimated closing costs through June 30, 1998) was approximately $48.1 million paid through a combination of 87,644 units of limited partnership interest in the Operating Partnership ("Units") valued at approximately $1.3 million, approximately $24.6 million in the assumption and repayment of mortgage debt and approximately $22.2 million in cash. The consideration for the Properties was arrived at through arms-length negotiations between the Sellers and the Company. The Company used proceeds of its initial public offering of common shares of beneficial interest that initially closed on February 19, 1998 to fund the acquisition of the Properties. The Sellers were not related to the Company prior to the acquisition although Midwest Auto Realty Co. L.P. now owns Units in the Operating Partnership.

     Pursuant to the partnership agreement of the Operating Partnership, each Unit may be redeemed by the holder thereof for cash or, at the Company's election, one share of the Company's common stock, on or after February 19, 1999, unless the Operating Partnership otherwise delays such redemption.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not required.

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Exhibit    Description
-------    -----------

99.1 Real Property Contribution and Purchase Agreement by and among Capital Automotive L.P., Capital Automotive REIT, Thomas W. Kelley, James E. Kelley and Midwest Auto Realty Co. L.P. dated April 14, 1998

99.2 Amendment to Real Property Contribution and Purchase Agreement by and among Capital Automotive L.P., Capital Automotive REIT, Thomas W. Kelley, James E. Kelley and Midwest Auto Realty Co. L.P. dated June 17, 1998


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITAL AUTOMOTIVE REIT

                                       By: /s/ David S. Kay
                                          ----------------------
                                       Title:  Vice President, CFO and Secretary


Date: August 7, 1998

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                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1 Real Property Contribution and Purchase Agreement by and among Capital Automotive L.P., Capital Automotive REIT, Thomas W. Kelley, James E. Kelley and Midwest Auto Realty Co. L.P. dated April 14, 1998

99.2 Amendment to Real Property Contribution and Purchase Agreement by and among Capital Automotive L.P., Capital Automotive REIT, Thomas W. Kelley, James E. Kelley and Midwest Auto Realty Co. L.P. dated June 17, 1998